SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: June 22, 2006


                                 LIFE USA, INC.
                        --------------------------------
              (Exact name of registrant as specified in its charter)



 COLORADO                       000-50294                84-142675
- ----------------           -------------            ------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation)                                          pre-merger)



               2300 Canyon Blvd. Suite 4, Boulder, CO 80302
                 --------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                 303 - 415 1900
                                 --------------
                         (Registrant's Telephone number)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: NONE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS...............................1

SECTION 2. FINANCIAL INFORMATION..............................................1

SECTION 3.  SECURITIES AND TRADING MARKETS....................................2

SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS...........2

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT................................2

SECTION 6. RESERVED...........................................................4

SECTION 7. REGULATION FD .....................................................5

SECTION 8. OTHER EVENTS ......................................................5

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.................................5

SIGNATURES....................................................................6

ECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.


ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.


ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.


                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable.


ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Not Applicable.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Not Applicable.


ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

Not Applicable.


ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

Not Applicable.


ITEM 2.06 MATERIAL IMPAIRMENTS.

Not Applicable.

                   SECTION 3 - SECURITIES AND TRADING MARKETS


ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

Not Applicable.


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Not Applicable.
ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Not Applicable.


      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not Applicable.


ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Not Applicable.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Not Applicable.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

Lee Watson has resigned as Director effective immediately and Rick Newton is appointed as new Director effective immediately.


Mr. Newton has with 30+ years of multi-industry experience ranging from start-ups to Fortune 10 corporations. He has worked with hundreds of these projects during his career as a corporate intrapreneur and entrepreneur. He worked 16 years at IBM, the last half doing Corporate Venturing. He worked at American Express, responsible for the Investment Banking marketing and operations of small, high growth companies. Mr. Newton has a Bachelor degree in Mechanical Engineering and an MBA from the University of Colorado.

Over the past 5 years Mr. Newton held the following corporate positions: From March 1999 to present President and CEO of Wisdom in Action, Inc., a privately held small business; From 1987 to present Executive director and CEO of Systems Science Institute, a privately held small business; From September 2004 to present General Partner of Conscious Capital Fund LP, privately held limited partnership; From September 2004 to present managing member of Conscious Capital Management LLC, privately held general partner of Conscious Capital Fund; From September 2004 to present managing member of Conscious Capital Consulting LLC, privately held limited liability company; From January 2002 to December 2003 Chairman of Socially Responsible Private Equity Networks, Inc., a privately held corporation; College Bound Student Alliance, Inc., a publicly traded company, chairman of the board of directors from April 1999 to December 2002, Director from April 1999 to January 2006, and Chairman of the Audit Committee from December 2002 to January 2005; From January 2000 to April 2005 member of the Board of Directors and Chairman of the Compensation Committee of Chartwell International, Inc., a publicly traded company; From March 2005 to January 2006 Board of Directors at Kingsley Capital Inc., a privately held corporation; From January 2002 to January 2005 Board of Directors at Pasta Fresca, Inc., a privately held corporation; From August 2000 to April 2001 Executive Director of the University of Colorado Bard Entrepreneur Center; From July 1999 to April 2001 Chairman of the University of Colorado Rutt Bridges Venture Capital Fund; From December 1998 to December 2001 Board of Directors of the Rockies Venture Club; From November 2003 to October 2004 Vice President Finance and Administration at BioCare Systems, Inc. a privately held corporation; From January 2004 to October 2005 Board of Directors of Wed Steps, Inc., a privately held corporation; From June 2000 to January 2002 founder and member of the Board of Directors of Lighthouse Enterprise Holdings, Inc., a private company.
Mr. Newton has bee CEO of Life USA, Inc. since September 2005.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Not Applicable

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

Not Applicable.


ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

Not Applicable.

                             SECTION 6 - [RESERVED]

                            SECTION 7 - REGULATION FD


ITEM 7.01 REGULATION FD DISCLOSURE.


Not Applicable.

                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

Company has agreed to a Term Sheet for $4,000,000 in financing: $250,000 in notes and $3,750,000 in Convertible Preferred Shares.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


a)       Financial Statements - Not Applicable
b)       Pro Forma Financial Statements - Not Applicable
c)       Exhibits - Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 23, 2006                              LIFE USA, INC.


                                                  By: /s/ Rick Newton
                                                  ---------------------------
                                                  Rick Newton, CFO/CEO